Exhibit 1


                             Joint Filing Agreement

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other of a Schedule 13G, and all amendments thereto, with respect to each holding of Pilgrim Bank and Thrift Fund, Inc. as to which such a report must be made, and that each such Schedule and all amendments thereto are made on behalf of each of them.

     IN WITNESS WHEREOF, the undersigned hereby execute this agreement this 10th day of April, 2001.


                              ING PILGRIM CAPITAL CORPORATION, LLC


     April 10, 2001           By: /s/ James M. Hennessy
                                  ----------------------------------------------
                                  Name:  James M. Hennessy
                                  Title: President and Chief Executive Officer


                              ING PILGRIM GROUP, LLC


     April 10, 2001           By: /s/ Michael J. Roland
                                  ----------------------------------------------
                                  Name:  Michael J. Roland
                                  Title: Senior Executive Vice President
                                         and Chief Financial Officer


                              ING PILGRIM INVESTMENTS, LLC


     April 10, 2001           By: /s/ Michael J. Roland
                                  ----------------------------------------------
                                  Name:  Michael J. Roland
                                  Title: Senior Executive Vice President
                                         and Chief Financial Officer


                              PILGRIM BANK AND THRIFT FUND, INC.


     April 10, 2001           By: /s/ Michael J. Roland
                                  ----------------------------------------------
                                  Name:  Michael J. Roland
                                  Title: Senior Executive Vice President
                                         and Chief Financial Officer